Exhibit 10.5

AMENDMENT NUMBER ONE
TO THE
HEALTH NET, INC.
DEFERRED COMPENSATION PLAN
FOR DIRECTORS

WHEREAS, Health Net, Inc. (the “Company”) maintains the Health Net, Inc. Deferred Compensation Plan for Directors (the “Plan”);

WHEREAS, the Company desires to update and amend the definition of “Change in Control” under Section 6.7(i) of the Plan;

WHEREAS, the Company desires to amend the Plan to permit participants to change the time and/or form of deferral elections pursuant to the transition relief under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), pursuant to the requirements of Internal Revenue Service Notice 2007-86; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has the power to amend the Plan pursuant to Section 6.5 thereof.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Committee’s power of amendment contained in Section 6.5 of the Plan, the Plan is hereby amended as follows:

1.	Change in Control Definition. Section 6.7(i) of the Plan is hereby amended as follows:

(a)	By renaming Section 6.7(i) to “Consummated Transaction.”

(b)	At the beginning thereof, by striking the words “An action of the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) approving” and replacing them with “Consummation of”.

(c)	In subsection 6.7(i)(c), by striking the words “the adoption of any plan or proposal for”.

2.	Section 409A. The following Section 6.12 shall be added to the Plan:

“6.12 Change in Time or Form of Payment under Code Section 409A Transition Relief. As provided in Internal Revenue Service Notice 2007-86, notwithstanding any other provision of this Plan, with respect to an election or amendment to change a time or form of a deferral election under this Plan made on or after January 1, 2008 and on or before December 31, 2008, the election or amendment shall apply only with respect to payments that would not otherwise be payable in 2008, and shall not cause payments to be made in 2008 that would not otherwise be payable in 2008.”

IN WITNESS WHEREOF, Health Net, Inc. has caused this instrument to be signed on this 3rd day of December, 2008.

HEALTH NET, INC.

By:	/s/ Karin Mayhew

Name: Title:	Karin Mayhew Senior Vice President, Organization

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